SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):        MARCH 17, 2000
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                                HEICO CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


         001-04604                                   65-0341002
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  (Commission File Number)                (IRS Employer Identification No.)


                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
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                         (Address of principal offices)


Registrant's telephone number, including area code:       (954) 987-6101
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

On March 17, 2000, the Company entered into a settlement agreement with United Technologies Corporation ("United") relating to all litigation between it and United in the case United Technologies Corporation v. HEICO Aerospace Corporation (f/k/a HEICO Corporation) and Jet Avion Corporation, Case No. 89-CIV-6934-ROETTGER, United States District Court for the Southern District of Florida (the "Settlement"). The material terms of the Settlement are described in the Press Release issued by the Company March 17, 2000 attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)     Exhibit

         99       HEICO Press Release dated March 17, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEICO CORPORATION

Date: March 20, 2000
                                    By: /s/THOMAS S. IRWIN
                                       -----------------------------------------
                                       Thomas S. Irwin, Executive Vice President
                                       and Chief Financial Officer

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                                 EXHIBIT INDEX

 EXHIBIT             DESCRIPTION
 -------             -----------
   99                HEICO Press Release dated March 17, 2000.